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                                                                    Exhibit 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement of our report dated August 28, 1995, on FirsTier Financial, Inc. and Subsidiaries, included in First Bank System, Inc.'s Form 8-K/A filed August 30, 1995, and to all references to our Firm included in this Registration Statement.


/s/  Arthur Andersen LLP


Omaha, Nebraska,
 August 28, 1995